                                                                 EXHIBIT 10.24.2


                                SECOND AMENDMENT
                    TO PREFERRED STOCK INVESTMENT AGREEMENT

          This SECOND AMENDMENT TO PREFERRED STOCK INVESTMENT AGREEMENT
(this "AMENDMENT") is dated as of March 14, 1997, and entered into by and among CD Radio, Inc., a Delaware corporation ("CDRD") and the undersigned investors and any additional investor that signs a counterpart to this Amendment (collectively, "INVESTORS"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Preferred Stock Investment Agreement dated as of October 23, 1996, by and between CDRD and Investors, as amended by the First Amendment to Preferred Stock Investment Agreement, dated as of March 7, 1997 (the "FIRST AMENDMENT", as so amended, the "PREFERRED STOCK INVESTMENT AGREEMENT").

                                    RECITALS

          WHEREAS, CDRD and Investors desire to amend the Preferred Stock Investment Agreement as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                    SECTION 1. AMENDMENTS TO THE PREFERRED STOCK INVESTMENT AGREEMENT

                    1.1 AMENDMENT OF RECITALS: The Recitals to the Preferred Stock Investment Agreement shall be amended by deleting the third Recital and replacing such Recital with a new Recital as follows:

                         "WHEREAS, CDRD will have the option to sell to the
                    Investors a number of Preferred Shares up to the number of First Closing Shares ("SECOND CLOSING SHARES") after the First Closing Shares have been sold, subject to the terms and conditions set forth in this Agreement."

                    1.2 AMENDMENT OF SECTION 1.1: PURCHASE AND SALE OF PREFERRED SHARES. Section 1.1 of the Preferred Stock Investment Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

                         "Section 1.1 Purchase and Sale of Preferred Shares.
                    Upon the following terms and conditions, CDRD shall issue and sell to each Investor severally, and each Investor severally shall purchase from CDRD, the number of First Closing Shares and up to the number of Second Closing Shares indicated next to such Investor's name on Schedule I attached to this Agreement."

                    1.3 AMENDMENT OF SECTION 1.4: THE SECOND CLOSING. Section 1.4(a)(i)(A) of the Preferred Stock Investment Agreement is hereby amended deleting such clause in its entirety and substituting the following therefor:

                    "(A) ten days after written notice ("SECOND CLOSING NOTICE") from CDRD electing to sell an aggregate number to all Investors of Second Closing Shares specified in such Second Closing Notice (which number shall not exceed the number of First Closing Shares) and which Second Closing Notice shall be delivered to the Investors not earlier than the First Closing Date and not later than fifteen days after the First Closing Date; and "

Section 1.4 of the Preferred Stock Investment Agreement is hereby further amended by adding after the last sentence of clause (a) thereof the following sentence:

                    "On the Second Closing Date each Investor shall purchase a number of Second Closing Shares equal to the total number of Second Closing Shares to be sold to all Investors on such date as specified in the Second Closing Notice multiplied by the quotient of the number of First Closing Shares purchased by such Investor divided by the total number of First Closing Shares sold to all Investors."

                    1.4 NEW SECTION 3.14: MINIMUM DRAW AMOUNT. The Preferred Stock Investment Agreement is hereby amended by adding a new Section 3.14 as follows:

                         "Section 3.14 Minimum Draw Amount. If CDRD submits a
                    Winning Bid, CDRD shall sell a number of Preferred Shares to Investors at least sufficient to generate gross proceeds to CDRD equal to the amount bid for the Satellite DARS License; provided, however, that in no event shall CDRD be permitted to sell fewer Preferred Shares to Investors than the number of First Closing Shares issuable under this Agreement nor required to sell more Preferred Shares to Investors than twice such number."

                    1.5 AMENDMENT OF SECTION 7.3: ENTIRE AGREEMENT; AMENDMENTS; ADDITIONAL INVESTORS; INCREASED COMMITMENTS. Section 7.3(b) of the Preferred Stock Investment Agreement is hereby amended by deleting such clause in its entirety and substituting the following therefor:

                    "(b) (i) Any Investor may increase its commitment under this Agreement at any time on or prior to the First Closing Date to purchase such number of First Closing Shares and up to such number of Second Closing Shares as shall be agreed between such Investor and CDRD in writing. Upon execution of a written agreement regarding such commitment by such Investor and CDRD, such Investor shall be obligated to purchase and CDRD shall be obligated to sell the number of additional First Closing Shares and up to the number of additional Second Closing Shares set forth in such commitment pursuant to the terms of this Agreement;

                           (ii) Any individual or other legal entity may become an additional investor under this Agreement at any time on or prior to the First Closing Date with respect to such number of First Closing Shares and up to such number of Second Closing Shares as shall be agreed between such Investor and CDRD. Any additional investor under this Agreement may become an additional investor by executing and delivering a counterpart to the most recent amendment to the Preferred Stock Investment Agreement, as amended to the date of such execution. Upon delivery of any such counterpart and acceptance thereof by CDRD, such counterpart shall be attached to such amendment, such additional investor shall be an Investor (such term as used in this Agreement to include such additional Investor) and such additional investor shall be as fully a party to this Agreement as if such additional investor were an original


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                           signatory of this Agreement. No consent of any other
                           Investor shall be required for such addition;

                  in each case, Schedule I to this Agreement and Exhibits A, B, C and D to Schedule A to Exhibit 2 to this Agreement, automatically shall be revised to reflect the new allocation of First Closing Shares and Second Closing Shares to such Investor pursuant to clause (b)(i) above or the joining of such additional investors to this Agreement pursuant to clause (b)(ii) above, as the case may be."

                  1.6 AMENDMENT TO SECTION 7.1: PLACEMENT AGENT FEE. Section 7.1(B) of the Preferred Stock Investment Agreement is hereby amended by adding after the first occurrence of the words "Preferred Shares" in such clause, the parenthetical "(or securities of CDRD that are either pari passu or junior in seniority, structure and maturity to the Preferred Shares)".

                  1.7 AMENDMENT OF SCHEDULE A TO EXHIBIT 2: PREFERRED CUSTODY SERVICES ESCROW AGREEMENT.

                  (A) Schedule A to Exhibit 2 to the Preferred Stock Investment Agreement is hereby amended by deleting clause 3(a) thereof in its entirety and substituting therefor the following:

                           "(a)     at the close of the final bid submission
                  round of the Satellite DARS License auction conducted by the FCC, if (1) Party A is the winning bidder for one of the Satellite DARS Licenses and the Bid Financing Condition (as defined below) is met and (2) each of the conditions set forth in Article IV of the Investment Agreement and applicable to the First Closing shall be fulfilled or waived in accordance with the Investment Agreement; provided, that it shall be a condition of release of the Escrowed Property from the Escrow Account (the "BID FINANCING CONDITION"), that Party A have at that time additional cash and/or binding commitments for financing (from the proceeds from the sale of the Second Closing Shares and/or any other binding commitments that are either pari passu or junior in seniority, structure and maturity to the Preferred Shares) for an amount sufficient, together with the Escrowed Property to be released to Party A, to enable Party A to fully and timely make the payments required to purchase the Satellite DARS License; or"

                  (B) Schedule A to Exhibit 2 is hereby further amended by deleting the last two provisos in Section 4(a) thereof.

                  (C) Schedule A to Exhibit 2 is hereby further amended by deleting the second full paragraph of Exhibit A thereof in its entirety and replacing such paragraph with the following:

                           "The following conditions for release of the Escrowed
                  Property have been met: (i) at the close of the final bid submission round of the Satellite DARS License auction conducted by the FCC, CD Radio Inc. was the winning bidder for one of the Satellite DARS Licenses and the Bid Financing Condition has been met as shown on Annex A or waived in a writing executed by each Investor and (ii) each of the conditions set forth in Article IV of the Investment
                  Agreement and applicable to the First Closing have been fulfilled or waived in accordance with the Investment Agreement."


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                  (D) Schedule A to Exhibit 2 is hereby further amended by
deleting Annex A thereto in its entirety and replacing such Annex A with Annex A hereto.

                  (E) Schedule A to Exhibit 2 is hereby further amended by deleting the contents of Exhibit B thereto in their entirety and replacing such contents with the words "Intentionally Omitted".

         SECTION 2.        MISCELLANEOUS

                  2.1 REFERENCE TO AND EFFECT ON THE PREFERRED STOCK INVESTMENT AGREEMENT.

                  (i) Each reference in the Preferred Stock Investment Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Preferred Stock Investment Agreement and each reference in the Preferred Stock Investment Agreement and other related agreements to the "Investment Agreement", "thereunder" "thereof" or words of like import referring to the Preferred Stock Investment Agreement shall mean and be a reference to the Preferred Stock Investment Agreement, as amended by the First Amendment to Preferred Stock Investment Agreement, dated as of March 7, 1997, and as further amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Preferred Stock Investment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  2.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]



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
                                                      ANNEX A




                              ANNEX A TO EXHIBIT A TO SCHEDULE A TO ESCROW AGREEMENT

                                     DETERMINATION OF BID FINANCING CONDITION



1.        Purchase price payable for Satellite DARS License ......................................   $_____

2.        Net proceeds from First Closing and Second Closing:

                   (a)
                     (i)    Gross proceeds from First Closing and Second Closing (if                 $_____
                            any)..................................................................

                    (ii)    Less:  Financing fees, deal expenses and 2% funding fee on
                            First Closing.........................................................   $_____

                   (iii)    Net Proceeds from sale of Preferred Shares............................   $_____

                   (b)      Gross proceeds from all other financings for which CDRD
                            has binding commitments:

                     (i)    (A)      From such financings that are pari passu to the
                                     Preferred Shares.............................................   $_____

                            (B)      From such financings that are junior to the
                                     Preferred Shares.............................................   $_____

                            (C)      Total gross proceeds from all other such financings
                                     ((b)(i)(A) + (b)(i)(B))......................................   $_____

                    (ii)    Less:  Financing fees, funding fees and deal expenses for all
                            other such financings.................................................   $_____

                   (iii)    Net proceeds from all other such financings ((b)(i)(C) -                 $_____
                            (b)(ii))..............................................................

                   (c)      Total net proceeds from all financings and commitments for
                            financings ((a)(iii) plus (b)(iii) ...................................   $_____

                   (d)      Total additional cash currently held by CDRD .........................   $_____

                   (e)      Total funds available for payment of purchase price ((c)
                            plus (d)).............................................................   $_____


IF LINE 2(e) IS GREATER THAN OR EQUAL TO LINE 1, THE BID FINANCING CONDITION IS MET.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            CD RADIO INC.


                                            By:
                                               ---------------------------
                                              Name:
                                              Title:




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
                                            INVESTORS:

Dated:  March ___, 1997                     THE VALUE REALIZATION FUND, L.P.
                                               By: Canpartners Investments III, L.P.
                                               By: Canyon Capital Management, L.P.
                                               By: Canpartners Incorporated


                                                     By:
                                                        ------------------------------------
                                                           its


Dated:  March ___, 1997                     GRS PARTNERS II


                                            By:
                                                --------------------------------------------
                                                     its Account Manager


Dated:  March ___, 1997                     THE CANYON VALUE REALIZATION FUND, (CAYMAN)
                                            LTD.


                                            By:
                                                --------------------------------------------
                                                     its Account Manager


Dated:  March ___, 1997                     CERBERUS PARTNERS, L.P.


                                            By:
                                                --------------------------------------------
                                                     General Partner Cerberus Associates, L.P.
                                                     General Partner Cerberus Partners, L.P.


Dated:  March ___, 1997                     THE COPERNICUS FUND, LP
                                                By:  DDJ Copernicus, LLC


                                                     By:
                                                        ------------------------------------
                                                              its Member


Dated:  March ___, 1997                     THE GALILEO FUND, LP
                                                By: DDJ Galileo, LLC


                                                     By:
                                                        ------------------------------------
                                                              its Member


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
Dated:  March ___, 1997                     DICKSTEIN & CO., L.P.
                                              By: Dickstein Partners, L.P.
                                              By: Dickstein Partners, Inc.


                                                     By:
                                                        ------------------------------------
                                                              its

Dated:  March ___, 1997                     DICKSTEIN INTERNATIONAL LIMITED
                                              By: Dickstein Partners, Inc.


                                                     By:
                                                        ------------------------------------
                                                              its

Dated:  March ___, 1997                     GLOBAL BERMUDA LIMITED PARTNERSHIP
                                               By: Global Capital Management, Inc.


                                                     By:
                                                        ------------------------------------
                                                              its Authorized Signatory


Dated:  March ___, 1997                     LAKESHORE INTERNATIONAL, LIMITED
                                               By: Global Capital Management, Inc.


                                                     By:
                                                        ------------------------------------
                                                              its Authorized Signatory

Dated:  March ___, 1997                     ELLIOTT ASSOCIATES, L.P.


                                            By:
                                               ---------------------------------------------
                                                     its General Partner


Dated:  March ___, 1997                     WESTGATE INTERNATIONAL, L.P.
                                                By: Martley International, Inc. as Attorney-in-fact


                                                     By:
                                                        ------------------------------------
                                                              its

Dated:  March ___, 1997                     EVEREST CAPITAL INTERNATIONAL, LTD.
                                                By:  Everest Capital, Ltd., Investment Manager


                                                     By:
                                                        ------------------------------------
                                                              its

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
Dated:  March ___, 1997                     EVEREST CAPITAL FUND, L.P.
                                               By: Everest Capital, Ltd., General Partner


                                                     By:
                                                        ------------------------------------
                                                              its

Dated:  March ___, 1997                     THE JAY GOLDMAN MASTER LIMITED PARTNERSHIP


                                            By:
                                               ---------------------------------------------
                                                     its General Partner


Dated:  March ___, 1997                     GRACE BROTHERS, LTD.


                                            By:
                                               ---------------------------------------------
                                                     its General Partner

Dated:  March ___, 1997                     MAINSTAY VP SERIES FUND, INC., ON BEHALF OF ITS
                                            HIGH YIELD CORPORATE BOND PORTFOLIO


                                            By:      Mackay-Shields Financial Corporation
                                                     its Investment Advisor


                                            By:
                                               ---------------------------------------------
                                                     name:
                                                     its:


Dated:  March ___, 1997                     THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH
                                            YIELD CORPORATE BOND FUND SERIES

                                            By:      Mackay-Shields Financial Corporation
                                                     its Investment Advisor


                                            By:
                                               ---------------------------------------------
                                                     name:
                                                     its:

Dated:  March ___, 1997                     THE RAVICH REVOCABLE TRUST OF 1989


                                            By:
                                               ---------------------------------------------
                                                     its Trustee

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
Dated:  March ___, 1997                     SCOGGIN CAPITAL MANAGEMENT


                                              By:
                                                 -------------------------------------------
                                                     its General Partner


                                              By:
                                                 -------------------------------------------
                                                     its


                                              By:
                                                 -------------------------------------------
                                                     its


Dated:  March ___, 1997                     SCOGGIN INTERNATIONAL FUND, LTD.


                                            By:
                                               ---------------------------------------------
                                                     its General Partner


Dated:  March ___, 1997                     TCW SHARED OPPORTUNITY FUND II
                                              By: TCW Investment Management Company, its
                                                      Investment Adviser


                                                     By:
                                                        ------------------------------------
                                                              its


                                                     By:
                                                        ------------------------------------
                                                              its


Dated:  March ___, 1997                     LIBERTYVIEW PLUS FUND


                                            By:
                                               ---------------------------------------------
                                                     its




Dated:  March ___, 1997                     LIBERTYVIEW LLC FUND
                                              By: Liberty View Capital Management, Inc.


                                                     By:
                                                        ------------------------------------
                                                              its

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
Dated:  March ___, 1997                     PARESCO, INC.


                                            By:
                                               ---------------------------------------------
                                                     its


Dated:  March ___, 1997                     NAVESINK INVESTMENT FUND, LDC


                                            By:
                                               ---------------------------------------------
                                                     its





Dated:  March ___, 1997                     STONEHILL OFFSHORE PARTNERS LIMITED
                                               By: Stonehill Advisors LLC, as Agent

                                                     By:
                                                        ------------------------------------
                                                              its:


Dated:  March ___, 1997                     STONEHILL INVESTMENT CORP., FOR AN ON BEHALF
                                            OF STONEHILL PARTNERS, L.P., GRS PARTNERS III
                                            AND AURORA LIMITED PARTNERSHIP



                                            By:
                                               ---------------------------------------------
                                                     its:



Dated:  March ___, 1997                     HERTA AND PAUL AMIR DEVELOPMENT FAMILY
                                            TRUST


                                            By:
                                               ---------------------------------------------
                                                     its Trustee

Dated:  March ___, 1997                     THE WOLENS FAMILY TRUST


                                            By:
                                               ---------------------------------------------
                                                     its Trustee

Dated:  March ___, 1997                     LONGVIEW PARTNERS


                                            By:
                                               ---------------------------------------------
                                                     its General Partner


                                            By:
                                               ---------------------------------------------
                                                     its General Partner


Dated:  March ___, 1997                     CUMBERLAND PARTNERS


                                            By:
                                               ---------------------------------------------
                                                     its General Partner


                                            By:
                                               ---------------------------------------------
                                                     its

Dated:  March ___, 1997                     JMG CAPITAL PARTNERS, L.P.
                                                By: JMG Capital Management, Inc.


                                                     By:
                                                        ------------------------------------
                                                              its General Partner

                            ADDITIONAL INVESTORS:

Dated:                    , 1997            [ADDITIONAL INVESTOR NAME]
      -------------------
                                            By
                                               -------------------------
                                            Its


                                            Investor's address:



                                    For purposes of Section 3.6 of this Agreement, the following percentage limitation shall be applicable:

                                    [ ] 4.99%        [ ] 9.99%         [ ] no limitation

                                    If no box is marked, no limitation shall be applicable.




                                            CD RADIO INC.


                                            By:
                                               ---------------------------------------------
                                                     David Margolese,
                                                     Chairman and Chief Executive Officer




                                            ------------------------------------------------
                                            Aggregate Number of Shares of Preferred Stock Agreed to be
                                            Issued and Sold
